                     PHL Variable Accumulation Account II
                         Phoenix Portfolio Advisor(R)

                           Supplement to Prospectus

This supplement should be read with the prospectus dated May 1, 2009.

.. Information Regarding Hold Time Changes to the Royce Capital Funds

          -----------------------------------------------------------

               Portfolio Name        Former Hold Time  New Hold Time
          -----------------------------------------------------------
          Royce Micro-Cap Portfolio      7 days          30 days
          -----------------------------------------------------------
          Royce Small-Cap Portfolio      7 days          30 days
          -----------------------------------------------------------

The "30 Day Hold" chart on page 19 of the prospectus is modified by adding the following:

            ------------------------------------------------------
            Royce Micro-Cap Portfolio  Royce Small-Cap Portfolio
            ------------------------------------------------------

.. Information Regarding the Liquidation of Van Eck Worldwide Real Estate Fund

  The Board of Trustees of the Van Eck Worldwide Insurance Trust (the "Trust") has approved a Plan of Liquidation and Dissolution for the Worldwide Real Estate Fund (the "Fund"). The Fund is expected to be liquidated on or about December 8, 2009 (the "Liquidation Date"). Effective October 5, 2009, shares of the Fund will not be available for purchase.

  Please be advised that PHL Variable Insurance Company is not affiliated with the Van Eck Worldwide Insurance Trust, and has no control or influence over whether or not to liquidate the Fund.

  In light of the Trustees' action, as of the Liquidation Date, Phoenix will no longer offer the Fund as an investment option. Effective, Monday, October 5, 2009 we will no longer accept purchase payments allocated to the Van Eck Worldwide Real Estate Fund. In addition, as we previously advised contract owners invested in the Fund, Phoenix will take the following actions on the Liquidation Date:

     1.Any account value invested in the Fund on the Liquidation Date will be automatically transferred to the JNF Money Market Portfolio.

     2.Any future allocations to the Van Eck Worldwide Real Estate Fund (made through rebalancing, dollar cost averaging, or other instructions) will be allocated to the JNF Money Market Portfolio.

     3.Any attempts to transfer account value to the Van Eck Worldwide Real
       Estate Fund will be rejected.

  Whether your account value is transferred automatically as described in numeral 1 above or whether you complete a transfer form to transfer your account value to a different investment option, the transfer will have no federal income tax consequences, and no charge, and it will not count against the number of free transfers you are allowed under your contract.

  If you have any questions about this matter, please call our Customer Service Center at 1-866-226-0170.

.. Effective October 5, 2009, all references to the Van Eck Worldwide Real
  Estate Fund in the product prospectus and appendix are footnoted as follows:

  Van Eck Worldwide Real Estate Fund *

  *Fund closed to new investment on October 5, 2009.

.. Effective on the Liquidation Date, all references to the Van Eck Worldwide
  Real Estate Fund in the product prospectus and appendix are footnoted as follows:

  Van Eck Worldwide Real Estate Fund *

  *Fund liquidation completed on or about December 8, 2009

Date: October 20, 2009  Please keep this supplement for future reference.

 TF1077